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                                                                 Exhibit (e)(4)
SERVICE REQUEST

 (LOGO OF P L A T I N U M)
              Investor(R) PLUS
     AMERICAN GENERAL LIFE

--------------------------------------------------------------------------------

PLATINUM INVESTOR PLUS -- FIXED OPTION
 .Division 301 - AGL Declared Fixed Interest                 MFS Variable Insurance Trust
  Account                                                     .Division 340 - MFS VIT Core Equity
PLATINUM INVESTOR PLUS -- VARIABLE DIVISIONS                  .Division 338 - MFS VIT Growth
AIM Variable Insurance Funds                                  .Division 341 - MFS VIT New Discovery
(Invesco Variable Insurance Funds)                            .Division 339 - MFS VIT Research
 .Division 372 - Invesco V.I. Core Equity                    Neuberger Berman Advisers Management Trust
 .Division 316 - Invesco V.I. International Growth            .Division 342 - AMT Mid-Cap Growth
 .Division 355 - Invesco Van Kampen V.I.                     Oppenheimer Variable Account Funds
                       Growth and Income                      .Division 364 - Oppenheimer Balanced
 .Division 352 - Invesco Van Kampen V.I. High                 .Division 365 - Oppenheimer Global Securities
  Yield                                                      PIMCO Variable Insurance Trust
The Alger Portfolios                                          .Division 377 - PIMCO VIT CommodityRealReturn
 .Division 368 -Alger Capital Appreciation                     Strategy
 .Division 367 -Alger Mid Cap Growth                          .Division 344 - PIMCO VIT Real Return
American Century Variable Portfolios, Inc.                    .Division 343 - PIMCO VIT Short-Term
 .Division 318 - VP Value                                     .Division 345 - PIMCO VIT Total Return
Credit Suisse Trust                                          Pioneer Variable Contracts Trust
 .Division 356 - U.S. Equity Flex I                           .Division 370 - Pioneer Fund VCT
Dreyfus Investment Portfolios                                 .Division 371 - Pioneer Growth Opportunities VCT
 .Division 329 - MidCap Stock                                 .Division 376 - Pioneer Mid Cap Value VCT
Dreyfus Variable Investment Fund                             Putnam Variable Trust
 .Division 328 - Opportunistic Small Cap                      .Division 346 - Putnam VT Diversified Income
 .Division 327 - Quality Bond                                 .Division 347 - Putnam VT Growth and Income
Fidelity Variable Insurance Products                          .Division 348 - Putnam VT International Value
 .Division 333 - VIP Asset Manager                           SunAmerica Series Trust
 .Division 332 - VIP Contrafund                               .Division 361 - ST Aggressive Growth
 .Division 330 - VIP Equity-Income                            .Division 360 - ST Balanced
 .Division 373 - VIP Freedom 2020                            The Universal Institutional Funds, Inc.
 .Division 374 - VIP Freedom 2025                             .Division 351 - Capital Growth
 .Division 375 - VIP Freedom 2030                            VALIC Company I
 .Division 331 - VIP Growth                                   .Division 319 - International Equities
 .Division 362 - VIP Mid Cap                                  .Division 320 - Mid Cap Index
Franklin Templeton Variable Insurance Products Trust          .Division 321 - Money Market I
 .Division 363 - VIP Franklin Small Cap Value                 .Division 322 - Nasdaq-100 Index
  Securities                                                  .Division 325 - Science & Technology
 .Division 357 - VIP Franklin U.S. Government                 .Division 324 - Small Cap Index
 .Division 358 - VIP Mutual Shares Securities                 .Division 323 - Stock Index
 .Division 359 - VIP Templeton Foreign Securities            Vanguard Variable Insurance Fund
Goldman Sachs Variable Insurance Trust                        .Division 353 - VIF High Yield Bond
 .Division 369 - Goldman Sachs Strategic Growth               .Division 354 - VIF REIT Index
Janus Aspen Series
 .Division 336 - Enterprise
 .Division 334 - Overseas
 .Division 335 - Worldwide
JPMorgan Insurance Trust
 .Division 927 - JPMorgan Mid Cap Value
 .Division 337 - JPMorgan Small Cap Core

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
AGLC100182 Rev1204                                                                                             Rev0610

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
American General                                                                                      Variable Universal Life
Life Companies                                                                                      Insurance Service Request

                                                                                         Complete and return this request to:
                                                                                           Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                          PO Box 4880. Houston, TX. 77210-4880
                                                 (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256. Fax: (713) 620-6653

[_]POLICY               1.  POLICY #:___________________________ Insured: ________________________________
   IDENTIFICATION
   COMPLETE THIS            Address: ______________________________________________ New Address (yes) (no)
   SECTION FOR
   ALL REQUESTS.            Primary Owner (If other than an insured): ____________________________

                            Address: ______________________________________________New Address (yes) (no)

                            Primary Owner's S.S. No. or Tax I.D. No. ___________Phone Number:(      )_____-____

                            Joint Owner (If applicable):________________________________________

                            Address: _______________________________________________New Address (yes) (no)


[_]NAME CHANGE          2.  Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Complete this section
if the name of one of       Change Name From: (First, Middle, Last)                 Change Name To: (First, Middle, Last)
the Insured, Owner,
Payor or Beneficiary        __________________________________________              __________________________________________
has changed. (Please
note, this does             Reason for Change: (Circle One)   Marriage              Correction  Other (Attach copy of legal
not change the              Divorce                                                 proof)
Insured, Owner,
Payor or Beneficiary
designation).

[_]CHANGE IN            3.  INVESTMENT DIVISION                      PREM %  DED %  INVESTMENT DIVISION           PREM %  DED %
   ALLOCATION               (301) AGL Declared Fixed Interest                       MFS Variable Insurance
   PERCENTAGES              Account                                   ____   ____   Trust
Use this section to         AIM Variable Insurance Funds                            (340) MFS VIT Core Equity*     ____   ____
indicate how
premiums or monthly         (Invesco Variable Insurance Funds)                      (338) MFS VIT Growth*          ____   ____
deductions are to be        (372) Invesco V.I. Core Equity*                         (341) MFS VIT New
allocated. Total                                                      ____   ____   Discovery                      ____   ____
allocation in each          (316) Invesco V.I. International                        (339) MFS VIT Research
column must equal           Growth                                    ____   ____                                  ____   ____
100%; whole                 (355) Invesco Van Kampen V.I.                           Neuberger Berman Advisers
numbers only.                     Growth and Income                   ____   ____   Management Trust
* These investment                                                                  (342) AMT Mid-Cap Growth       ____   ____
options are available       (352) Invesco Van Kampen V.I.                           Oppenheimer Variable
only for owners             High Yield*                               ____   ____   Account Funds
whose policies were         The Alger Portfolios                                    (364) Oppenheimer Balanced     ____   ____
effective before            (368) Alger Capital Appreciation                        (365) Oppenheimer Global
5/1/06.                                                               ____   ____   Securities                     ____   ____
** These investment         (367) Alger Mid Cap Growth                              PIMCO Variable Insurance
options are available                                                 ____   ____   Trust
only for owners who         American Century Variable                               (377) PIMCO VIT
had Accumulation            Portfolios, Inc.                                        CommodityRealReturn
Value invested in                                                                   Strategy                       ____   ____
such fund or portfolio      (318) VP Value                            ____   ____   (344) PIMCO VIT Real
on 12/10/04.                Credit Suisse Trust                                     Return                         ____   ____
*** This investment         (356) U.S. Equity Flex I                                (343) PIMCO VIT Short-
option are not                                                        ____   ____   Term                           ____   ____
available for any           Dreyfus Investment Portfolios                           (345) PIMCO VIT Total
purpose except to                                                                   Return                         ____   ____
transfer Accumulation       (329) MidCap Stock*                                     Pioneer Variable Contracts
Value to other                                                        ____   ____   Trust
investment options.                                                                 (370) Pioneer Fund VCT**       ____   ____
                            Dreyfus Variable Investment Fund                        (371) Pioneer Growth
                                                                                    Opportunities VCT**            ____   ____
                            (328) Opportunistic Small Cap*                          (376) Pioneer Mid Cap Value
                                                                      ____   ____   VCT                            ____   ____
                            (327) Quality Bond*                       ____   ____   Putnam Variable Trust
                            Fidelity Variable Insurance Products                    (346) Putnam VT Diversified
                                                                                    Income                         ____   ____
                            (333) VIP Asset Manager                                 (347) Putnam VT Growth and
                                                                      ____   ____   Income*                        ____   ____
                            (332) VIP Contrafund                                    (348) Putnam VT
                                                                                    International Value            ____   ____
                            (330) VIP Equity-Income                   ____   ____   SunAmerlca Series Trust
                            (373) VIP Freedom 2020                    ____   ____   (361) ST Aggressive Growth     ____   ____
                            (374) VIP Freedom 2025                    ____   ____   (360) ST Balanced              ____   ____
                            (375) VIP Freedom 2030                                  The Universal Institutional
                                                                      ____   ____   Funds, Inc.
                            (331) VIP Growth                          ____   ____   (351) Capital Growth*          ____   ____
                            (362) VIP Mid Cap                         ____   ____   VALIC Company I
                            Franklin Templeton Variable                             (319) International Equities
                            Insurance Products Trust                                                               ____   ____
                            (363) VIP Franklin Small Cap                            (320) Mid Cap Index
                            Value Securities                          ____   ____
                            (357) VIP Franklin U.S.                                 (321) Money Market I
                            Government                                ____   ____                                  ____   ____
                            (358) VIP Mutual Shares Securities        ____   ____   (322) Nasdaq-100 Index         ____   ____
                            (359) VIP Templeton Foreign                             (325) Science & Technology
                            Securities                                ____   ____                                  ____   ____
                            Goldman Sachs Variable Insurance                        (324) Small Cap Index
                            Trust                                                                                  ____   ____
                            (369) Goldman Sachs Strategic                           (323) Stock Index
                            Growth***                                  NA    ____                                  ____   ____
                            Janus Aspen Series                                      Vanguard Variable Insurance
                                                                                    Fund
                            (336) Enterprise                          ____   ____   (353) VIF High Yield Bond      ____   ____
                            (334) Overseas                            ____   ____   (354) VIF REIT Index           ____   ____
                            (335) Worldwide*                                        Other:___________________      ____   ____
                            JPMorgan Insurance Trust                                                                100%   100%
                            (927) JPMorgan Mid Cap Value***            NA    ____
                            (337) JPMorgan Small Cap Core             ____   ____

 AGLC100182 Rev1204              Page 2 of 5                          Rev0610

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
[_]MODE OF PREMIUM        4.  Indicate frequency and premium amount desired: $ _____ Annual   $_____
   PAYMENT/BILLING            Semi-Annual    $_____ Quarterly
   METHOD                     $_____ Monthly (Bank Draft Only)
   CHANGE

Use this section to           Indicate billing method desired: _____ Direct Bill _____ Pre-Authorized Bank Draft
change the billing                        (attach a Bank Draft Authorization Form and "Void" Check)
frequency and/or
method of premium
payment. Note,                Start Date:_____/ _____/ _____
however, that AGL will
not bill you on a direct
monthly basis. Refer to
your policy and its
related prospectus for
further information
concerning minimum
premiums and billing
options.

[_]LOST POLICY            5.  I/we hereby certify that the policy of insurance for the listed policy has been _____
   CERTIFICATE                LOST _____ DESTROYED _____ OTHER.

Complete this section if      Unless I/we have directed cancellation of the policy, I/we request that a:
applying for a
Certificate of Insurance
or duplicate policy to               _____ Certificate of Insurance at no charge
replace a lost or
misplaced policy. If a               _____ Full duplicate policy at a charge of $25
full duplicate policy is
being requested, a check      be issued to me/us. If the original policy is located, I/we will return the Certificate or
or money order for $25        duplicate policy to AGL for cancellation.
payable to AGL must be
submitted with this
request.

[_]DOLLAR COST            6.  Day of the month for transfers ____ (Choose a day of the month between 1-28)
   AVERAGING                  Frequency of transfers: ______ Monthly ______ Quarterly ______ Semi-Annually
   (DCA) ($5,000              ______ Annually
   MINIMUM                    DCA to be made from the following investment option: __________________
   BEGINNING                  Transfer: $ _______________________ ($100 minimum, whole dollars only)
   ACCUMULATION
   VALUE)
An amount can be              AIM Variable Insurance Funds                      MFS Variable Insurance
systematically                                                                  Trust
transferred from any one      (Invesco Variable Insurance Funds)                (340) MFS VIT Core Equity*     $ ____
investment option and         (372) Invesco V.I. Core Equity*           $____   (338) MFS VIT Growth*          $ ____
directed to one or more       (316) Invesco V.I. International                  (341) MFS VIT New
of the investment             Growth                                    $____   Discovery                      $ ____
options below. The            (355) Invesco Van Kampen V.I.                     (339) MFS VIT Research         $ ____
AGL Declared Fixed            Growth and Income                         $____   Neuberger Berman Advisers
Interest Account is not                                                         Management Trust
available for DCA.            (352) Invesco Van Kampen V.I.                     (342) AMT Mid-Cap Growth
Please refer to the           High Yield*                               $____                                  $___
prospectus for more           The Alger Portfolios                              Oppenheimer Variable
information on the DCA                                                          Account Funds
option.                       (368) Alger Capital Appreciation          $       (364) Oppenheimer Balanced
                                                                        ____                                   $____
NOTE: DCA is not              (367) Alger Mid Cap Growth                        (365) Oppenheimer Global
available if the                                                        $____   Securities                     $____
Automatic Rebalancing         American Century Variable                         PIMCO Variable Insurance
option has been chosen.       Portfolios, Inc.                                  Trust
                              (318) VP Value                            $____   (377) PIMCO VIT                $____
* The investment              Credit Suisse Trust                               CommodityRealReturn
options are available                                                           Strategy
only for owners whose         (356) U.S. Equity Flex I                          (344) PIMCO VIT Real
policies were effective                                                         Return                         $____
before 5/1/06.                Dreyfus Investment Portfolios                     (343) PIMCO VIT Short-
                                                                        $____   Term                           $____
** These investment           (329) MidCap Stock*                               (345) PIMCO VIT Total
options are available                                                   $____   Return                         $____
only for owners who           Dreyfus Variable Investment Fund                  Pioneer Variable Contracts
had Accumulation                                                                Trust
Value invested in such        (328) Opportunistic Small Cap*            $____   (370) Pioneer Fund VCT**       $____
fund or portfolio on          (327) Quality Bond*                               (371) Pioneer Growth
12/10/04                                                                $____   Opportunities VCT**            $____
                              Fidelity Variable Insurance Products              (376) Pioneer Mid Cap Value
                                                                                VCT                            $____
                              (333) VIP Asset Manager                   $____   Putnam Variable Trust
                              (332) VIP Contrafund                              (346) Putnam VT Diversified
                                                                        $____   Income                         $____
                              (330) VIP Equity-Income                           (347) Putnam VT Growth
                                                                                and Income*                    $____
                              (373) VIP Freedom 2020                            (348) Putnam VT
                                                                        $____   International Value            $____
                              (374) VIP Freedom 2025                    $____   SunAmerica Series Trust
                              (375) VIP Freedom 2030                    $____   (361) ST Aggressive Growth     $____
                              (331) VIP Growth                          $____   (360) ST Balanced              $____
                              (362) VIP Mid Cap                                 The Universal Institutional
                                                                        $____   Funds, Inc.
                              Franklin Templeton Variable                       (351) Capital Growth*
                              Insurance Products Trust                                                         $_____
                              (363) VIP Franklin Small Cap Value                VALIC Company I
                              Securities                                $____
                              (357) VIP Franklin U.S. Government        $____   (319) International Equities   $____
                              (358) VIP Mutual Shares Securities        $____   (320) Mid Cap Index            $____
                              (359) VIP Templeton Foreign                       (321) Money Market I
                              Securities                                $____                                  $____
                              Janus Aspen Series                                (322) Nasdaq-100 Index         $____
                              (336) Enterprise                          $____   (325) Science & Technology     $____
                              (334) Overseas                            $____   (324) Small Cap Index          $____
                              (335) Worldwide*                          $____   (323) Stock Index              $____
                              JPMorgan Insurance Trust                          Vanguard Variable Insurance
                                                                        $____   Fund
                              (337) JPMorgan Small Cap Core             $____   (353) VIF High Yield Bond      $____
                                                                                (354) VIF REIT Index           $____
                                                                                Other:_______________          $____
                              ____ INITIAL HERE TO REVOKE DCA ELECTION.

AGLC100182 Rev1204                                            Page 3 of 5                                      Rev0610
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
[__]  AUTOMATIC    7.              Indicate frequency:___ Quarterly ____Semi-Annually____Annually
      REBALANCING
($5,000 minimum accumulation             (Division Name or Number)                 (Division Name or Number)
value) Use this section to
apply for or make changes          ____%: ____________________________    ____%: __________________________
to Automatic Rebalancing
of the variable divisions.         ____%: ____________________________    ____%: __________________________
Please refer to the
prospectus for more                ____%: ____________________________    ____%: __________________________
information on the
Automatic Rebalancing              ____%: ____________________________    ____%: __________________________
Option.
Note: Automatic                    ____%: ____________________________    ____%: __________________________
Rebalancing is not
available if the                   ____%: ____________________________    ____%: __________________________
Dollar Cost Averaging
option has been chosen.            ____%: ____________________________    ____%: __________________________
See investment option
restrictions in Box 3              ____%: ____________________________    ____%: __________________________
above.
                                   ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ____%: ____________________________    ____%: __________________________

                                   ________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
--------------------------------------------------------------------------------------------------------------------------------
[__]  AUTHORIZATION     8.         I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-
      FOR TRANSACTIONS             service instructions, if elected, to transfer values among the Variable Divisions and AGL
Complete this section if           Declared Fixed Interest Account and to change allocations for future premium payments
you are applying for or            and monthly deductions.
revoking current telephone
or e-service privileges.           Initial the designation you prefer:
                                   _________ Policy Owner(s) only -- If Joint Owners, either one acting independently.
                                   _________Policy Owner(s) or Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                                   AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-
                                   service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                                   ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                                   ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

--------------------------------------------------------------------------------------------------------------------------------
[__] CORRECT AGE     9.            Name of Insured for whom this correction is submitted:___________________________
Use this section to correct
the age of any person              Correct DOB: ______/________/________
covered under this
policy. Proof of the
correct date of birth
must accompany this
request.

[__] TRANSFER OF     10.                             (Division Name or Number)   (Division Name or Number)
     ACCUMULATED VALUES
Use this section if you            Transfer $____or____% from _____________________to _______________________
want to transfer money
between divisions. The             Transfer $____or____% from _____________________to _______________________
minimum amount for
transfers is $500.00.              Transfer $____or____% from _____________________to _______________________
Withdrawals from the
AGL Declared Fixed                 Transfer $____or____% from _____________________to _______________________
Interest Account to a
Variable Division may              Transfer $____or____% from _____________________to _______________________
only be made within the 60
days after a policy                Transfer $____or____% from _____________________to _______________________
anniversary. See transfer
limitations outlined in            Transfer $____or____% from _____________________to _______________________
prospectus. If a transfer
causes the balance in any          Transfer $____or____% from _____________________to _______________________
division to drop below
$500, AGL reserves the             Transfer $____or____% from _____________________to _______________________
right to transfer the
remaining balance. Amounts         Transfer $____or____% from _____________________to _______________________
to be transferred
should be indicated in
dollar or percentage
amounts, maintaining
consistency throughout.
See investment option
restrictions in Box 3
above.

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
AGLC100182 Rev1204.                                       Page 4 of 5                                             Rev0610

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
[__] REQUEST FOR   11.              _____ I request a partial surrender of $ ________or ______% of the net cash surrender value.
     PARTIAL SURRENDER/
     POLICY LOAN                    _____ I request a loan in the amount of $ ____________.
Use this section to apply for a
partial surrender from or           _____ I request the maximum loan amount available from my policy.
policy loan against policy
values. For detailed                Unless you direct otherwise below, proceeds are allocated according to the deduction
information concerning these        allocation percentages in effect, if available; otherwise they are taken pro-rata from the
two options please refer to         AGL Declared Fixed Interest Account and Variable Divisions in use.
your policy and its related
prospectus. If applying for a       __________________________________________________________________________________
partial surrender, be sure to
complete the Notice of              __________________________________________________________________________________
Withholding section of this
Service Request in addition         __________________________________________________________________________________
to this section.

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[__] NOTICE OF     12.              The taxable portion of the distribution you receive from your variable universal life
     WITHHOLDING                    insurance policy is subject to federal income tax withholding unless you elect not to have
Complete this section if you        withholding apply. Withholding of state income tax may also be required by your state of
have applied for a partial          residence. You may elect not to have withholding apply by checking the appropriate box
surrender in Section 11.            below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

                                    Check one: ______ I do want income tax withheld from this distribution.

                                               ______ I do not want income tax withheld from this distribution.

                                    If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

---------------------------------------------------------------------------------------------------------------------------------
[__] AFFIRMATION/    13.            CERTIFICATION: Under penalties of perjury, I certify: (1 ) that the number shown
     SIGNATURE                      on this form is my correct taxpayer identification number and; (2) that I am not
Complete this section for           subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue
ALL requests.                       Code. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

                                    Dated at ____________________ this ______ day of_______________, __________.
                                            (City, State)

                                    X____________________________________ X____________________________
                                      SIGNATURE OF OWNER                     SIGNATURE OF WITNESS

                                    X____________________________________ X_____________________________
                                      SIGNATURE OF JOINT OWNER               SIGNATURE OF WITNESS

                                    X____________________________________ X_____________________________
                                      SIGNATURE OF ASSIGNEE                  SIGNATURE OF WITNESS

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
AGLC100182 Rev1204                                        Page 5 of 5                                           Rev0610
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